UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman MLP Income Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman MLP Income Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

––––––––––––––––––––––––
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS To Be Held on September 7, 2016
––––––––––––––––––––––––

August 19, 2016

Dear Stockholder:

NOTICE IS HEREBY GIVEN that a Joint Annual Meeting of Stockholders (“Meeting”) of each of Neuberger Berman California Intermediate Municipal Fund Inc. (NYSE MKT: NBW), Neuberger Berman High Yield Strategies Fund Inc. (NYSE MKT: NHS), Neuberger Berman Intermediate Municipal Fund Inc. (NYSE MKT: NBH), Neuberger Berman MLP Income Fund Inc. (NYSE MKT: NML), Neuberger Berman New York Intermediate Municipal Fund Inc. (NYSE MKT: NBO) and Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE MKT: NRO), (each, a “Fund” and, collectively, the “Funds”) will be held on September 7, 2016, at 2:30 p.m. Eastern time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 605 Third Avenue, 41st Floor, New York, New York 10158-3698, for the following purposes:

(1)	With respect to each Fund, the election of five Class II Directors as outlined below:

(A) four Class II Directors, Faith Colish, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, to be elected by the holders of common stock and the holders of preferred stock, if any, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2019, or until their successors are elected and qualified; and

(B) one Class II Director, George W. Morriss, to be voted on by the holders of preferred stock of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman High Yield Strategies Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Real Estate Securities Income Fund Inc., voting as a single class, and by the holders of common stock of Neuberger Berman MLP Income Fund Inc., voting as a single class, such Director to serve until the annual meeting of stockholders in 2019, or until his successor is elected and qualified; and

(2)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on August 9, 2016 (“Record Date”). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposal or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Funds may be voted on only in person or by written proxy.

Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted proxies and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 877-461-1899.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies. If you own stock of more than one Fund, you must submit separate proxy card(s) for each Fund in which you own shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on September 7, 2016: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.

By order of each Board,

Claudia A. Brandon
Secretary of the Funds
____________________

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Investment Advisers LLC” is a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Director
(2)	Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.

PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by internet.

To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman MLP Income Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

605 Third Avenue
New York, New York 10158-0180
877-461-1899

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PROXY STATEMENT
––––––––––––––––––––––––

For the Joint Annual Meeting of Stockholders
to be held on September 7, 2016

INTRODUCTION

This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc. (NYSE MKT: NBW), Neuberger Berman High Yield Strategies Fund Inc. (NYSE MKT: NHS), Neuberger Berman Intermediate Municipal Fund Inc. (NYSE MKT: NBH), Neuberger Berman MLP Income Fund Inc. (NYSE MKT: NML) (the “MLP Income Fund”), Neuberger Berman New York Intermediate Municipal Fund Inc. (NYSE MKT: NBO) and Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE MKT: NRO), (each, a “Fund” and, collectively, the “Funds”) by the Board of Directors of each respective Fund (each, a “Board” and, collectively, the “Boards”) in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders (“Meeting”), or any adjournments or postponements thereof, to be held jointly on September 7, 2016, at 2:30 p.m. Eastern time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. At the Meeting, common stockholders and preferred stockholders of each Fund will be asked to consider and act upon the following:

(1)	With respect to each Fund, the election of five Class II Directors as outlined below:

(A) four Class II Directors, Faith Colish, Michael J. Cosgrove, Tom D. Seip, and Deborah C. McLean, to be elected by the holders of common stock and the holders of preferred stock, if any, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2019, or until their successors are elected and qualified; and

(B)one Class II Director, George W. Morriss, to be voted on by the holders of preferred stock of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman High Yield Strategies Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Real Estate Securities Income Fund Inc., voting as a single class, and by the holders of common stock of Neuberger Berman MLP Income Fund Inc., voting as a single class, such Director to serve until the annual meeting of stockholders in 2019, or until his successor is elected and qualified; and

(2)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
It is expected that the Notice of Joint Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about August 19, 2016.

Stockholders of record or beneficial owners as of the record date of each Fund may obtain a free copy of the annual report for the fiscal year ended October 31, 2015 (fiscal year ended November 30, 2015 with respect to MLP Income Fund), which includes audited financial statements for the Fund, and the semi-annual report for the period ended April 30, 2016 (May 31, 2016 with respect to MLP Income Fund), by writing Neuberger Berman Investment Advisers LLC at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, Attn: Shareholder Services, by calling toll free 877-461-1899 or on the internet at www.nb.com.

Stockholders may send communications that they would like to direct to a Board of Directors or to an individual Director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer (“CCO”) of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, New York, 10158-0180. Each Board has directed Ms. Williams to send such communications to the chairperson of the applicable Fund’s Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, New York, 10158-0180 as described in this Proxy Statement under “Proposal 1: Election of Directors—Information Regarding Each Fund’s Process for Nominating Director Candidates” and “General Information—Stockholder Proposals.”

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2018, 2016 and 2017, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund’s Directors helps to promote the continuity and stability of each Fund’s management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

Preferred stockholders are entitled, as a class, to the exclusion of the holders of all other classes of stock of a Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). These Directors are Class II and Class III Directors and are up for election in 2016 and 2017, respectively. One of these Directors, George W. Morriss, is a nominee to be considered at the Meeting. MLP Income Fund has no preferred stock outstanding and, therefore, no preferred stockholders. As a result, MLP Income Fund’s common stockholders will be asked to consider the election of George W. Morriss.

The term of each current Class II Director expires at the Meeting, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the respective Boards. Each Fund has implemented a retirement policy. Due to such retirement policy, if elected, it is currently anticipated that Faith Colish may retire during her term, before the annual meeting of stockholders in 2019.

Each Fund’s Governance and Nominating Committee reviewed the qualifications, experience and background of each incumbent Director. Based upon this review and consideration, each Committee determined that nominating the incumbent Class II Directors for election would be in the best interests of its Fund’s stockholders.

The Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbent Class II Directors, each Board voted to nominate Faith Colish, Michael J. Cosgrove, Deborah C. McLean, Tom D. Seip and George W. Morriss for election as Class II Directors with terms expiring in 2019.

Each Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Properly executed proxy cards will be voted as instructed by stockholders. In the absence of such instruction, however, it is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. Each Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

None of the Directors are related to any other. The following tables set forth certain biographical information about the Directors, including the nominees, of the Funds.

INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
CLASS II
Independent Directors/Nominees
Faith Colish (1935)	Director since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	57	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	57
Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	57
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Tom D. Seip (1950)	Director since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML); Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE

CLASS I
Independent Directors
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57
Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Michael M. Knetter (1960)	Director since 2007 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	57
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.
Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML); prior thereto, Executive Vice President in 2008 and Vice President 2002 to 2008 (NBW, NBH and NBO), 2003 to 2008 (NRO) and 2006 to 2008 (NHS)	Managing Director, Neuberger Berman LLC (“Neuberger Berman”), since 2007; Managing Director and President – Mutual Funds, NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities) since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, Neuberger Berman Management LLC (“NB Management”) since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	57
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Howard A. Mileaf (1937)	Director since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	57
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Candace L. Straight (1947)	Director since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	57
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

James G. Stavridis (1955)	Director since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Director since 2009 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NBIA, since 2007; Board member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
57
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2016 and 2017, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Messrs. Amato and Conti are interested persons of each Fund by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act and SEC regulations, certain of each Fund’s officers, each Fund’s Directors and portfolio managers, persons owning more than 10% of each Fund’s common stock or preferred stock and certain officers and directors of the Funds’ investment manager are required to report their transactions in each Fund’s stock to the Securities and Exchange Commission (“SEC”) and the NYSE MKT. Based solely on the review by each Fund of the copies of such reports it received, except as noted below, each Fund believes that, during its fiscal year ended October 31, 2015 (fiscal year ended November 30, 2015 with respect to MLP Income Fund) and subsequent two fiscal quarters, all filing requirements applicable to such persons were met. With respect to Neuberger Berman High Yield Strategies Fund Inc., there was one late filing, relating to two transactions, by Thomas P. O’Reilly, a portfolio manager. With respect to each Fund, Brian Patrick Kerrane was appointed Chief Operating Officer and his Form 3 was not timely filed due to administrative and/or technical errors. His late filings did not include any transactions in Fund shares.

Additional Information About Directors/Nominees

In nominating each candidate to serve, each Board was generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Director who is not an “interested person” within the meaning of the 1940 Act (“Independent Director”), their demonstrated willingness to take an independent and questioning stance toward management. Each Director also has considerable familiarity with each Fund, its investment manager and administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Funds. No particular qualification, experience or background establishes the basis for any Director’s position on the Boards and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director and nominee.

Independent Directors

Faith Colish: Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws. She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization. She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program. Ms. Colish has served as a Fund Director for multiple years.

Michael J. Cosgrove: Mr. Cosgrove is president of an asset management consulting firm. He has experience as president and chief executive officer of the asset management division of a major multinational corporation. He also has experience as a president of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. Mr. Cosgrove has served as a Fund Director since 2015.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm. He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. Mr. Gary has served as a Fund Director since 2015.

Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company. She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the chief financial officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank. She has experience managing a personal investment vehicle. She has served as a member of the boards of various profit and not-for-profit organizations and a university. Ms. Goss has served as a Fund Director for multiple years.

Michael M. Knetter: Dr. Knetter has organizational management experience as a dean of a major university business school and as president and CEO of a university supporting foundation. He also has responsibility for overseeing management of the university’s endowment. He has academic experience as a professor of international economics. He has served as a member of the boards of various public companies and another mutual fund. Dr. Knetter has served as a Fund Director for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. Ms. McLean has served as a Fund Director since 2015.

Howard A. Mileaf: Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company. He has accounting and management experience at a major accounting firm. He has served as a member of the boards of various profit and not-for-profit organizations. Mr. Mileaf has served as a Fund Director for multiple years.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served on the board of another mutual fund complex. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. Mr. Morriss has served as a Fund Director for multiple years.

Tom D. Seip: Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage. He has experience as director of an asset management company. He has experience in management of a private investment partnership. Mr. Seip has served as a Fund Director for multiple years and as Independent Chair and/or Lead Independent Director of the Board.

James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy. He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command. He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. Admiral Stavridis has served as a Fund Director since 2015.

Candace L. Straight: Ms. Straight has experience as a private investor and consultant in the insurance industry. She has experience in senior management of a global private equity investment firm. She has served as a member of the boards of a public university and various profit companies. Ms. Straight has served as a Fund Director for multiple years.

Peter P. Trapp: Mr. Trapp has experience in senior management of a credit company and several insurance companies. He has served as a member of the board of other mutual funds. Mr. Trapp has served as a Fund Director for multiple years.

Fund Directors who are “Interested Persons”

Joseph V. Amato: Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm. He serves as Neuberger Berman’s Chief Investment Officer for equity investments. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a major university business school. Mr. Amato has served as a Fund Director since 2009.

Robert Conti: Mr. Conti has investment management experience as an executive with Neuberger Berman. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization. Mr. Conti has served as a Fund Director since 2008.

Board of Directors and Committee Meetings

Each Board met five times during its fiscal year ended October 31, 2015 (November 30, 2015, with respect to Neuberger Berman MLP Income Fund Inc.). During each Fund’s 2015 fiscal year, each Director attended at least 75% of (i) the total number of meetings of each Board (held during the period for which he or she has been a Director) and (ii) the total number of meetings held by all committees of each Board on which he or she served (held during the period for which he or she has been a Director).

The Boards are responsible for managing the business and affairs of the Funds. Among other things, each Board generally oversees the portfolio management of its Fund and reviews and approves its Fund’s investment management agreement and other principal contracts.

Each Board has appointed an Independent Director to serve in the role of Chairman of the Board. The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the respective Fund’s Articles of Incorporation or By-laws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, each Board has an established committee structure through which the Boards consider and address important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board and the Board’s responsibilities.

The Boards do not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Director compensation to the Boards.

Audit Committee. Each Fund’s Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (e) to act as a liaison between the Fund’s independent auditors and the full Board; (f) to prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors; (g) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management (including management’s internal Valuation Committee) about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (h) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors, the Committee itself or others; and (i) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available or are deemed unreliable. The independent auditors for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee Charter for each Fund is available in the “Fund Governance” section of NBIA’s website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

Each Fund’s Audit Committee is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are Michael J. Cosgrove, Deborah C. McLean, Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair), and Peter P. Trapp. The Board has determined that Michael J. Cosgrove, Deborah C. McLean, Candace L. Straight and George W. Morriss are qualified to serve as Audit Committee financial experts. The Reports of the Audit Committees relating to the audit of each Fund’s financial statements for the fiscal year ended October 31, 2015 (fiscal year ended November 30, 2015 with respect to MLP Income Fund) are attached hereto as Exhibit A. During each Fund’s 2015 fiscal year, its Audit Committee met seven times.

Closed-End Funds Committee. Each Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to such Fund. For each Fund, its members are Robert Conti, Michael J. Cosgrove, George W. Morriss (Vice Chair) and Peter P. Trapp (Chair). All members except for Mr. Conti are Independent Directors. During each Fund’s 2015 fiscal year, its Closed-End Funds Committee met four times.

Contract Review Committee. Each Fund’s Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to renew the Fund’s principal contractual arrangements. Prior to March 25, 2015, the Committee also generally oversaw the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; effective March 25, 2015, the Ethics and Compliance Committee has assumed this responsibility. For each Fund, its members are Faith Colish, Marc Gary, Martha C. Goss (Vice Chair), Deborah C. McLean, and Candace L. Straight (Chair). All members are Independent Directors. During each Fund’s 2015 fiscal year, its Contract Review Committee met three times.

Ethics and Compliance Committee. Each Fund’s Ethics and Compliance Committee generally oversees: (a) the Fund’s program for compliance with Rule 38a-1 and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) the activities of the Fund’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks and operational risk; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent; and (f) effective March 25, 2015, the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions. A Committee shall not assume oversight duties to the extent that such duties have been assigned by its Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). Each Committee’s primary function is oversight. Each investment adviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are Faith Colish (Chair), Marc Gary, Michael M. Knetter (Vice Chair), Tom D. Seip, and James G. Stavridis. All members are Independent Directors. Each Board will receive at least annually a report on the compliance programs of its Fund and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund and NBIA. During each Fund’s 2015 fiscal year, its Ethics and Compliance Committee met five times.

Executive Committee. Each Fund’s Executive Committee is responsible for acting in an emergency when a quorum of its Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. For each Fund, its members are Faith Colish, Robert Conti (Vice Chair), Martha C. Goss, Michael M. Knetter, George W. Morriss, Tom D. Seip (Chair), Candace L. Straight, and Peter P. Trapp. All members except for Mr. Conti are Independent Directors. During each Fund’s 2015 fiscal year, each Fund’s Executive Committee met one time.

Governance and Nominating Committee. Each Fund’s Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of its Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Directors, as members of committees, as Chair of the Board and as Fund officers; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers (except the CCO) as to whom the Board is charged with approving compensation. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. For each Fund, its members are Martha C. Goss (Chair), Michael M. Knetter, Howard A. Mileaf (Vice Chair), Tom D. Seip, and James G. Stavridis. All members are Independent Directors. As previously described, each Committee met to discuss matters related to the nomination of Class II Directors with respect to its Fund. Except for MLP Income Fund, during each Fund’s 2015 fiscal year, its Governance and Nominating Committee met three times. MLP Income Fund’s Governance and Nominating Committee met two times during the Fund’s 2015 fiscal year.

Investment Performance Committee. Each Fund’s Investment Performance Committee is responsible for overseeing and guiding the process by which its Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Fund Director is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and Vice Chair, respectively, of the Committee. All members except for Mr. Amato and Mr. Conti are Independent Directors. During each Fund’s 2015 fiscal year, each Fund’s Investment Performance Committee met four times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of stockholders, the Boards oversee risk management of each Fund’s administration and operations. The Boards view risk management as an important responsibility of management.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Funds. Under the overall supervision of the Boards, the Funds, the Funds’ investment manager and its affiliates, and other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

Each Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the CCO, the Treasurer, the Chief Investment Officers for equity and for fixed income, the head of Internal Audit and the Funds’ independent auditor. The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas and events and circumstances that have arisen and responses thereto.

The Boards recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding Each Fund’s Process for Nominating Director Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter for each Fund is available in the “Fund Governance” section of NBIA’s website at www.nb.com.

Stockholder Communications. Each Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, New York, 10158-0180. To be considered for a specific Fund at a specific meeting of stockholders, please identify such request and comply with the timing and information requirements described under “Stockholder Proposals.”

Nominee Qualifications. The Governance and Nominating Committee of each Fund will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to a Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Directors, independence from each Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. Each Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which each Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and a Committee’s (or a Board’s) perceptions about future issues and needs. In considering nominees, each Committee also considers the diversity of the Board with respect to professional experience, education, skill and viewpoint.

Identifying Nominees. Each Governance and Nominating Committee considers prospective candidates from any reasonable source. Each Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. Each Governance and Nominating Committee may, but is not required to, retain third party consultants, at its Fund’s expense, to assist with the identification and/or evaluation of potential candidates for Independent Directors.

Director Attendance at Annual Meetings

The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund, two Board members attended the 2015 annual meeting of stockholders.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Director, including the nominees, as of July 29, 2016:

Aggregate Dollar Range of Equity Securities Owned in all Registered Investment Companies Overseen by Director in Neuberger Berman
Family of
Name of	Dollar Range of Equity Securities Owned in:						Investment
Director/Nominee	NHS	NRO	NBW	NBH	NBO	NML	Companies(1)
Independent Directors
Faith Colish(2)	$1-$10,000	$1-$10,000	None	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Michael J. Cosgrove(3)	None	None	None	None	None	None	None
Marc Gary(3)	None	None	None	None	None	None	Over $100,000
Martha C. Goss	None	None	None	None	None	None	Over $100,000
Michael M. Knetter	None	None	None	None	None	None	Over $100,000
Deborah C. McLean(3)	None	None	None	None	None	None	None
Howard A. Mileaf	None	None	None	None	None	None	Over $100,000
$10,001-
George W. Morriss(4)	$50,000	None	None	None	None	$1-$10,000	Over $100,000
Tom D. Seip	None	None	None	None	None	None	Over $100,000
James G. Stavridis(3)	None	None	None	None	None	None	Over $100,000
Candace L. Straight	None	None	None	None	None	None	Over $100,000
Peter P. Trapp	None	None	None	None	None	None	Over $100,000
Directors who are “Interested Persons”
Robert Conti	None	None	None	None	None	None	Over $100,000
Joseph V. Amato	None	None	None	None	None	None	Over $100,000

(1)	Valuation as of July 29, 2016

(2)	Ms. Colish owns 100 shares of NBO; 100 shares of NBH; 240 shares of NRO; 157 shares of NHS; and 100 shares of NML, constituting less than 1% of each Fund’s outstanding shares of common stock.

(3)	Messrs. Cosgrove and Gary became Fund Directors in September 2015, and Ms. McLean and Adm. Stavridis became Fund Directors in December 2015.

(4)	Mr. Morriss owns 3,286 shares of NHS and 854 shares of NML, constituting less than 1% of each Fund’s outstanding shares of common stock.

Independent Directors’ Ownership of Securities

As of July 29, 2015, no Independent Director (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including registered investment companies).

Officers of each Fund

The following table sets forth certain information regarding the officers of each Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. Officers of each Fund are appointed by the Directors and serve at the pleasure of the Board.

Name, Address and	Position(s) and Length of	Principal Occupation(s) During
(Year of Birth)	Time Served(1)	Past 5 Years
Claudia A. Brandon 605 Third Avenue New York, NY 10158 (1956)	Executive Vice President since 2008 and Secretary since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz 605 Third Avenue New York, NY 10158 (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Employee, NBIA, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo 605 Third Avenue New York, NY 10158 (1979)	Assistant Treasurer since 2011 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)
Senior Vice President, Neuberger Berman, since 2014; Employee, NBIA, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator.

Name, Address and	Position(s) and Length of	Principal Occupation(s) During
(Year of Birth)	Time Served(1)	Past 5 Years
Corey A. Issing 605 Third Avenue New York, NY 10158 (1978)	Chief Legal Officer since 2016 (only for purposes of Sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016
General Counsel and Head of Compliance– Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009 – 2013), NBIA; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-three registered investment companies for which the NBIA acts as investment manager and/or administrator.

Sheila R. James 605 Third Avenue New York, NY 10158 (1965)	Assistant Secretary since 2002 (NBW, NBH and NBO), 2003 (NRO), 2006 (NHS) and 2013 (NML)
Vice President, Neuberger Berman, since 2008and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane 605 Third Avenue New York, NY 10158 (1969)	Chief Operating Officer since 2015 and Vice President since 2008 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)
Managing Director, Neuberger Berman, since 2014; Vice President, NBIA, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and administrator; Vice President, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Kevin Lyons 605 Third Avenue New York, NY 10158 (1955)	Assistant Secretary since 2003 (NRO, NBW, NBH and NBO), 2006 (NHS) and 2013 (NML)
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and administrator.

Name, Address and	Position(s) and Length of	Principal Occupation(s) During
(Year of Birth)	Time Served(1)	Past 5 Years
Anthony Maltese 605 Third Avenue New York, NY 10158 (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator.
Owen F. McEntee, Jr. 605 Third Avenue New York, NY 10158 (1961)	Vice President since 2008 (NBW, NBH, NBO, NRO and NHS) and 2013 (NML)	Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and administrator.
John M. McGovern 605 Third Avenue New York, NY 10158 (1970)	Treasurer and Principal Financial and Accounting Officer since 2005 (NRO, NBW, NBH and NBO), 2006 (NHS) and 2013 (NML)
Senior Vice President, Neuberger Berman, since 2007; Employee, NBIA, since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato 605 Third Avenue New York, NY 10158 (1971)	Assistant Treasurer since 2005 (NRO, NBW, NBH and NBO), 2006 (NHS) and 2013 (NML)	Vice President, Neuberger Berman, since 2006; Employee, NBIA, since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and administrator.
Chamaine Williams 605 Third Avenue New York, NY 10158 (1971)	Chief Compliance Officer since 2005 (NRO, NBW, NBH and NBO), 2006 (NHS) and 2013 (NML)
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	Pursuant to the Bylaws of each Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

Compensation of Directors

The following table sets forth information concerning the compensation of the Funds’ Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2015 (fiscal year ended November 30, 2015 with respect to MLP Income Fund), the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2015, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NBIA or any entity controlling, controlled by or under common control with NBIA serves as a Director and/or officer without any compensation from the Funds.

TABLE OF COMPENSATION

			Total Compensation
	Aggregate		from Registered
	Compensation	Aggregate	Investment Companies
	from each Fund	Compensation	in the Neuberger
	other than MLP	from MLP Income	Berman Fund Complex
	Income Fund for the	Fund for the Fiscal	Paid to Directors For
	Fiscal Year Ended	Year Ended	Calendar Year Ended
Name and Position	October 31, 2015	November 30, 2015	December 31, 2015
Independent Directors
Faith Colish
Director	$18,143	$3,629	$215,000
Michael J. Cosgrove(1)
Director	$2,015	$403	$73,370
Marc Gary(1)
Director	$2,015	$403	$73,370
Martha C. Goss
Director	$18,143	$3,629	$215,000
Michael M. Knetter
Director	$18,143	$3,629	$215,000
Deborah C. McLean(2)
Director	$0	$0	$15,000
Howard A. Mileaf
Director	$16,984	$3,397	$200,000
George W. Morriss
Director	$18,569	$3,714	$220,000
Tom D. Seip
Chairman of the
Board and Director	$21,258	$4,252	$250,000

			Total Compensation
	Aggregate		from Registered
	Compensation	Aggregate	Investment Companies
	from each Fund	Compensation	in the Neuberger
	other than MLP	from MLP Income	Berman Fund Complex
	Income Fund for the	Fund for the Fiscal	Paid to Directors For
	Fiscal Year Ended	Year Ended	Calendar Year Ended
Name and Position	October 31, 2015	November 30, 2015	December 31, 2015
Candace L. Straight
Director	$18,569	$3,714	$220,000
James G. Stavridis(2)
Director	$0	$0	$15,000
Peter P. Trapp
Director	$18,143	$3,629	$215,000
Directors who are “Interested Persons”
Joseph V. Amato
Director	$0	$0	$0
Robert Conti
President, Chief
Executive Officer,
President and
Director	$0	$0	$0

(1)	Messrs. Cosgrove and Gary became Fund Directors in September 2015.

(2)	Ms. McLean and Adm. Stavridis became Fund Directors in December 2015.

For serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Director who is an “interested person” but not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the four regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Director receives an additional $50,000 per year.

The Neuberger Berman funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Board finds reasonable.

Vote Required

With respect to each Fund, Faith Colish, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, if any, voting together.

With respect to each Fund other than MLP Income Fund, George W. Morriss must be elected by vote of the holders of a majority of the Fund’s preferred stock, voting separately from holders of common stock. With respect to MLP Income Fund, George W. Morriss must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock.

THE DIRECTORS OF EACH FUND UNANIMOUSLY
RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUNDS’ INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) audited each Fund’s financial statements for the fiscal year ended October 31, 2015 (fiscal year ended November 30, 2015 for MLP Income Fund). Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund’s filings with the SEC. In the opinion of each Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the respective Fund’s independent registered public accounting firm. Each Board has selected Ernst & Young as the independent registered public accounting firm for the respective Fund for the fiscal year ending October 31, 2016 (fiscal year ended November 30, 2016 with respect to MLP Income Fund). Ernst & Young has served as each Fund’s independent registered public accounting firm since the Fund’s inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Audit Fees

The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of the Funds for the fiscal years ended October 31, 2014 and October 31, 2015 (fiscal year ended November 30, 2014 and November 30, 2015 with respect to MLP Income Fund) are as shown in the table below.

	Audit Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/14	10/31/15
Neuberger Berman High Yield Strategies Fund Inc.	$52,950	$52,950
Neuberger Berman Real Estate Securities Income Fund Inc.	$43,300	$43,300
Neuberger Berman California Intermediate Municipal Fund Inc.	$46,325	$46,325
Neuberger Berman Intermediate Municipal Fund Inc.	$46,325	$46,325
Neuberger Berman New York Intermediate Municipal Fund Inc.	$46,325	$46,325
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	11/30/14	11/30/15
Neuberger Berman MLP Income Fund Inc.	$48,000	$48,000

Audit-Related Fees

The aggregate audit-related fees, fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” billed by Ernst & Young for the Funds other than MLP Income Fund for the fiscal years ended October 31, 2014 and October 31, 2015 (fiscal year ended November 30, 2014 and November 30, 2015 with respect to MLP Income Fund) are as shown in the table below.

	Audit-Related Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/14	10/31/15
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0
Neuberger Berman Real Estate Securities Income Fund Inc.	$0	$0
Neuberger Berman California Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman New York Intermediate Municipal Fund Inc.	$0	$0
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	11/30/14	11/30/15
Neuberger Berman MLP Income Fund Inc.	$0	$0

Tax Fees

The aggregate fees billed by Ernst & Young for the Funds other than MLP Income Fund for the years ended October 31, 2014 and October 31, 2015 (fiscal year ended November 30, 2014 and November 30, 2015 with respect to MLP Income Fund) are as shown in the table below. The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613. In addition, assistance with identification of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.

	Tax Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/14	10/31/15
Neuberger Berman High Yield Strategies Fund Inc.	$10,900	$10,900
Neuberger Berman Real Estate Securities Income Fund Inc.	$11,650	$11,650
Neuberger Berman California Intermediate Municipal Fund Inc.	$11,650	$11,650
Neuberger Berman Intermediate Municipal Fund Inc.	$11,650	$11,650
Neuberger Berman New York Intermediate Municipal Fund Inc.	$11,650	$11,650
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	11/30/14	11/30/15
Neuberger Berman MLP Income Fund Inc.	$29,500	$29,500

All Other Fees

The aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2014 and October 31, 2015 (fiscal year ended November 30, 2014 and November 30, 2015 with respect to MLP Income Fund) for services provided to the Funds other than MLP Income Fund other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	All Other Fees
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/14	10/31/15
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0
Neuberger Berman Real Estate Securities Income Fund Inc.	$0	$0
Neuberger Berman California Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman New York Intermediate Municipal Fund Inc.	$0	$0
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	11/30/14	11/30/15
Neuberger Berman MLP Income Fund Inc.	$0	$0

Non-Audit Fees

The aggregate fees billed by Ernst & Young during the fiscal year ended October 31, 2014 and October 31, 2015 for non-audit services to the Funds (fiscal year ended November 30, 2014 and November 30, 2015 with respect to MLP Income Fund) other than NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Funds are as shown in the table below.

	Aggregated Non-Audit Fees
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/14	10/31/15
Neuberger Berman High Yield Strategies Fund Inc.	$10,900	$10,900
Neuberger Berman Real Estate Securities Income Fund Inc.	$11,650	$11,650
Neuberger Berman California Intermediate Municipal Fund Inc.	$11,650	$11,650
Neuberger Berman Intermediate Municipal Fund Inc.	$11,650	$11,650
Neuberger Berman New York Intermediate Municipal Fund Inc.	$11,650	$11,650
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	11/30/14	11/30/15
Neuberger Berman MLP Income Fund Inc.	$29,500	$29,500

Audit Committees’ Pre-Approval Policies and Procedures

Each Audit Committee’s pre-approval policies and procedures for its Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to a Fund that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to NBIA and any entity controlling, controlled by, or under common control with NBIA that provides ongoing services to a Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Ernst & Young’s independence.

GENERAL INFORMATION

Ownership of Shares

As of August 9, 2016, no Fund knows of any person who owns beneficially more than 5% of its outstanding shares of common stock or preferred stock other than those listed below.

			Amount of
		Name and Address of	Beneficial	Percent
Fund	Class	Beneficial Owner	Ownership	of Class
Neuberger Berman California	Common	First Trust Portfolios L.P.	449,875	8.12%(1)
Intermediate Municipal		First Trust Advisors L.P.
Fund Inc.		The Charger Corporation
		120 East Liberty Drive,
		Suite 400
		Wheaton, IL 60187
Neuberger Berman California	Preferred	Bank of America Corporation	590	100.00%(2)
Intermediate Municipal		Bank of America
Fund Inc.		Corporate Center
		100 North Tryon Street
		Charlotte, NC 28255

		Banc of America Preferred
		Funding Corporation
		214 North Tryon Street
		Charlotte, NC 28255

		Blue Ridge Investments, L.L.C.
		100 North Tryon Street
		Charlotte, NC 28255
Neuberger Berman High Yield	Common	First Trust Portfolios L.P.	1,826,881	9.35%(3)
Strategies Fund Inc.		First Trust Advisors L.P.
		The Charger Corporation
		120 East Liberty
		Drive, Suite 400
		Wheaton, IL 60187

		Saba Capital Management, L.P.
		Boaz R. Weinstein
		405 Lexington Avenue,
		58th Floor
		New York, New York 10174	1,054,630	5.40%(4)
Neuberger Berman High Yield	Preferred	Metropolitan Life	1,400	100%(5)
Strategies Fund Inc.		Insurance Company
		10 Park Avenue
		Morristown, NJ 07962
Neuberger Berman	Common	First Trust Portfolios L.P.	1,880,813	10.02%(6)
Intermediate Municipal		First Trust Advisors L.P.
Fund Inc.		The Charger Corporation
		120 East Liberty Drive,
		Suite 400
		Wheaton, IL 60187

			Amount of
		Name and Address of	Beneficial	Percent
Fund	Class	Beneficial Owner	Ownership	of Class
Neuberger Berman Intermediate Municipal	Preferred	Bank of America Corporation Bank of America	1,794	100%(2)
Fund Inc.		Corporate Center
		100 North Tryon Street
		Charlotte, NC 28255

		Banc of America Preferred
		Funding Corporation
		214 North Tryon Street
		Charlotte, NC 28255

		Blue Ridge Investments, L.L.C.
		100 North Tryon Street
		Charlotte, NC 28255
Neuberger Berman MLP Income Fund Inc.	Common	First Trust Portfolios L.P. First Trust Advisors L.P.	3,637,498	6.44%(6)
		The Charger Corporation
		120 East Liberty Drive, Suite 400
		Wheaton, IL 60187

		Morgan Stanley	6,428,958	11.4%(7)
		Morgan Stanley Smith Barney LLC
		1585 Broadway
		New York, NY 10036
Neuberger Berman New York Intermediate Municipal	Common	First Trust Portfolios L.P. First Trust Advisors L.P.	284,518	5.60%(8)
Fund Inc.		The Charger Corporation
		120 East Liberty Drive, Suite 400
		Wheaton, Illinois 60187
Neuberger Berman New York Intermediate Municipal	Preferred	Bank of America Corporation Bank of America Corporate Center	483	100%(2)
Fund Inc.		100 North Tryon Street
		Charlotte, NC 28255

		Banc of America Preferred
		Funding Corporation
		214 North Tryon Street
		Charlotte, NC 28255

		Blue Ridge Investments, L.L.C.
		100 North Tryon Street
		Charlotte, NC 28255
Neuberger Berman Real Estate Securities Income Fund Inc.	Common	Bulldog Investors, LLC Steven Samuels	5,716,186	10.25%(9)
		Andrew Dakos
		Phillip Goldstein
		Park 80 West - Plaza Two
		250 Pehle Ave., Suite 708
		Saddle Brook, NJ 07663

			Amount of
		Name and Address of	Beneficial	Percent
Fund	Class	Beneficial Owner	Ownership	of Class
Neuberger Berman Real Estate	Preferred	Sun Life Financial Inc.	200	20%(10)
Securities Income Fund Inc.		150 King Street West
		Toronto, Ontario, Canada
		M5H 1J
Neuberger Berman Real Estate	Preferred	Guggenheim Capital, LLC	800	80.0%(11)
Securities Income Fund Inc.		227 West Monroe Street
		Chicago, IL 60606

		Guggenheim Partners, LLC
		227 West Monroe Street
		Chicago, IL 60606

		GI Holdco II, LLC
		330 Madison Avenue
		New York, NY 10017

		GI Holdco, LLC
		330 Madison Avenue
		New York, NY 10017

		Guggenheim Partners
		Investment Management
		Holdings, LLC
		330 Madison Avenue
		New York, NY 10017

		Guggenheim Partners
		Investment Management, LLC
		100 Wilshire Boulevard,
		5th Floor
		Santa Monica, CA 90401

(1)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 26, 2016.

(2)	Based on a Schedule 13D filed by Bank of America Corporation, Banc of America Preferred Funding Corporation and Blue Ridge Investments, L.L.C. filed on July 9, 2014.

(3)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 1, 2016.

(4)	Based on an amended Schedule 13G filed by Saba Capital Management, L.P., and Boaz R. Weinstein on February 11, 2016.

(5)	Based on an amended Form 3 filed by Metropolitan Life Insurance Company on October 9, 2013.

(6)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 1, 2016.

(7)	Based on an amended Schedule 13G filed by Morgan Stanley and Morgan Stanley Smith Barney LLC on February 11, 2016.

(8)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 3, 2016.

(9)	Based on an amended Schedule 13D filed by Bulldog Investors, LLC, Steven Samuels, Andrew Dakos, and Phillip Goldstein on August 4, 2016.

(10)	Based on an amended Schedule 13G filed by Sun Life Financial Inc. on February 16, 2016.

(11)	Based on a Schedule 13G filed by Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC and Guggenheim Partners Investment Management, LLC on December 4, 2013.

In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of July 29, 2016. Information regarding each Director’s ownership of shares of each Fund is set forth above under “Ownership of Securities.” The principal executive officer and principal financial officer of each Fund own no Fund shares.

Payment of Solicitation Expenses

Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Funds. NBIA serves as each Fund’s investment manager and administrator. In addition, each Fund has engaged Okapi Partners, a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares of stock, will be borne by the Funds.

Other Matters to Come Before the Meeting

The Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Funds may be voted only in person or by written proxy.

Stockholder Proposals

Each Fund’s By-laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the applicable Fund’s By-laws. Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in a Fund’s proxy material for the 2017 annual meeting must be received by the Secretary on or before April 21, 2017. The fact that the Funds receive a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a Director at a Fund’s 2017 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than March 22, 2017 and no later than April 21, 2017. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than the 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in each Fund’s By-laws. The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Funds, c/o Secretary, 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of shares of Fund stock for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.

Investment Manager and Administrator

NBIA serves as the investment manager and administrator to each Fund. NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NBIA is located at 605 Third Avenue, New York, New York 10158-0180. As of June 30, 2016, NBIA and its affiliates had approximately $246 billion in assets under management.

VOTING INFORMATION

Voting Rights

The close of business on August 9, 2016, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). On that date, each Fund had the following number of shares of common stock and preferred stock outstanding and entitled to vote:

Fund	Shares of Common Stock Outstanding	Shares of Preferred Stock Outstanding
Neuberger Berman High Yield Strategies Fund Inc.	19,540,585	1,400
Neuberger Berman Real Estate Securities Income Fund Inc.	55,787,846	1,000
Neuberger Berman California Intermediate Municipal Fund Inc.	5,548,947	590
Neuberger Berman Intermediate Municipal Fund Inc.	18,783,859	1,794
Neuberger Berman New York Intermediate Municipal Fund Inc.	5,077,417	483
Neuberger Berman MLP Income Fund Inc.	56,658,928	0

Holders of each Fund’s outstanding shares of common and preferred stock, if any, will vote together as a single class to elect four Class II Directors. As described herein under the section entitled “Proposal 1: Election of Directors,” holders of the shares of preferred stock of each Fund, except for MLP Income Fund, will vote separately from holders of the shares of common stock to elect one additional Class II Director. Holders of the shares of common stock of MLP Income Fund will vote to elect each of the Class II Directors because the Fund does not have preferred stock outstanding. As to any other business that may properly come before the Meeting, holders of each Fund’s shares of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the Maryland General Corporation Law (“MGCL”) and a Fund’s charter with respect to said item of business. Each full share of a Fund’s common stock or preferred stock is entitled to one vote and each fractional share of a Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Funds expect that broker-dealer firms holding shares of the Funds’ stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Directors. The Funds understand that, under the rules of the NYSE and NYSE MKT, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Directors.

For situations in which advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendations, however, they have the ability to vote contrary to the recommendation in certain circumstances.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Funds. Proxy solicitations may also be made by Okapi Partners.

Quorum; Adjournment

A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.

Vote Required

With respect to each Fund, Faith Colish, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, if any, voting together.

With respect to each Fund other than MLP Income Fund, George W. Morriss must be elected by vote of the holders of a majority of the Fund’s preferred stock, voting separately from holders of common stock. With respect to MLP Income Fund, George W. Morriss must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock.

With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the applicable Fund’s charter with respect to said item of business.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

By order of each Board, Claudia A. Brandon Secretary of the Funds

August 19, 2016

EXHIBIT A

Audit Committee Report

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
(Collectively, The “Funds”)

The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of the Audit Committee in each Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of each Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. Each Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

The Audit Committees met on December 15, 2015 to review the Funds’ audited financial statements for the fiscal year ended October 31, 2015. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds’ management and their independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 16 and have received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning the accountants’ independence. The Audit Committees also have discussed with E&Y its independence.

The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of each Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2015.

The members of the Audit Committees are listed below. Each has been determined to meet the independence requirements of NYSE MKT.

Michael J. Cosgrove
Deborah C. McLean
Howard A. Mileaf
George W. Morriss (Chair)
Candace L. Straight (Vice Chair)
Peter P. Trapp

December 15, 2015

Audit Committee Report

Neuberger Berman MLP Income Fund Inc.

The Audit Committee of the Board of Directors of Neuberger Berman MLP Income Fund Inc. (the “Fund”) operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on January 14, 2016 to review the Fund’s audited financial statements for the fiscal year ended November 30, 2015. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 16 and has received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning the accountant’s independence. The Audit Committee also has discussed with E&Y its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of the Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2015.

The members of the Audit Committee are listed below. Each has been determined to meet the independence requirements of NYSE MKT.

Michael J. Cosgrove
Deborah C. McLean
Howard A. Mileaf
George W. Morriss (Chair)
Candace L. Straight (Vice Chair)
Peter P. Trapp

January 14, 2016

Neuberger Berman Investment Advisers LLC 605 Third Avenue, 2nd floor New York, New York 10158-0180 www.nb.com

R0153 08/16

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-454-8683
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) on the line below.

1.
To elect four Class II Directors to serve until the annual meeting of stockholders in 2019, or until their successors are elected and qualified.

01)  Faith Colish
02)  Michael J. Cosgrove
03)  Deborah C. McLean
04)  Tom D. Seip
	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon.  If shares are held in the name of joint owners, either owner may sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
 The Proxy Statement will be available at https://www.proxyvote.com.

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 7, 2016
605 Third Avenue, 41st Floor, New York, New York 10158-3698

The undersigned appoints as proxies Robert Conti, Brian Kerrane and Claudia A. Brandon, and each of them (with power of substitution), to vote all of the undersigned’s shares of the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on September 7, 2016, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side.  This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares are owned.  Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-454-8683
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) on the line below.

1.     To elect four Class II Directors to serve until the annual meeting of stockholders in 2019, or until their successors are elected and qualified.

01)     Faith Colish
02)     Michael J. Cosgrove
03)     Deborah C. McLean
04)     Tom D. Seip
05)     George W. Morriss
	☐	☐	☐
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign exactly as your name appears hereon.  If shares are held in the name of joint owners, either owner may sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement will be available at https://www.proxyvote.com.

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman MLP Income Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 7, 2016
605 Third Avenue, 41st Floor, New York, New York 10158-3698

The undersigned appoints as proxies Robert Conti, Brian Kerrane and Claudia A. Brandon, and each of them (with power of substitution), to vote all of the undersigned’s shares of the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on September 7, 2016, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side.  This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares are owned.  Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.